Exhibit 10.37
ENDORSEMENT NO. 5
to the
TITLE INSURANCE QUOTA SHARE REINSURANCE CONTRACT
(the “Contract”)
by and among
The Applicable Companies listed in Schedule 1 in relation to the Relevant US State, (as such Schedule 1 shall be amended from time to time to include additional Applicable Companies agreed by the Reinsurer and States Title, Inc)
(each an “Applicable Company” and together the “Companies”),
AND
States Title, Inc
(acting as Agent on behalf of the Companies)
AND
SCOR SE - Zurich Branch
(formerly SCOR Global P&C SE - Zurich Branch)
General Guisan-Quai 26, 8022 Zurich, Switzerland
(the “Reinsurer”)
(Effective: Date of Policy of first incepting Eligible Policy)
It is hereby noted and mutually agreed that this Endorsement No. 5 shall be made part of the Contract as amended by all preceding Endorsements, as follows:
1.DEFINITIONS
1.1The definition of “Gross New Written Premium” shall be deleted in its entirety and replaced with the following:

“Gross Net Written Premium”	As used herein, Gross New Written Premium shall mean the gross written premium of each Applicable Company for the Eligible Policies reinsured hereunder including policy fees, if any, less cancellations, return premiums and “Butler Rebates” available in the State of Florida, but inclusive of Ceding Commission as described in Article 13 - CEDING COMMISSION AND PROFIT COMMISSION.

2.AMENDMENTS TO CONTRACT
2.1References in the Contract or any Endorsement thereto to “ALTA Loan Policy 6-17-06” also shall be considered to include a reference to those policy forms agreed to in writing by States Title, the Reinsurer and Applicable Company and listed on Exhibit A hereto, which may be amended by the Parties in writing from time to time.
3.EFFECTIVE DATE OF CONTRACT
3.1The Parties agree that the Contract is deemed effective as of February 24, 2018.
4.AMENDMENTS TO ENDORSEMENT 1 TO THE CONTRACT
4.1Clause 3.1.12 of Appendix I (“Jumbo Mortgage Eligibility Criteria”) to Endorsement 1 of the Contract shall be deleted in its entirety and replaced with the following:
“The ‘Amount of Insurance’ (as defined on Schedule A of ALTA Loan Policy 6-17-06) on any given title shall not exceed $2,000,000.”
5.GENERAL PROVISIONS
5.1Expressions defined in the Contract and used in this Endorsement have the meaning set out in the Contract.
5.2Expressions not defined in the Contract or this Endorsement but defined by laws, regulations, or rules affecting mortgage loans or real estate transactions shall be interpreted according to such laws, regulations, or rules.
5.3Except as set out in this Endorsement and any prior Endorsements, the Contract shall continue in full force and effect.
5.4This Endorsement will be governed by and construed according to the laws of the State of New York exclusive of that state’s rules with respect to conflicts of laws, however, with respect to credit for reinsurance, the rules of all applicable states will apply.
5.5All other terms and conditions of the Contract shall remain unchanged.
[Signatures on following page]

SIGNING BLOCK
IN WITNESS WHEREOF, each Applicable Company, States Title and the Reinsurer have caused this Endorsement to be executed by their duly authorized representatives:
In    Miami   ,    Florida   , this   31st   day of    December   , in the year of 2019
On behalf of
STATES TITLE, INC

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	Secretary
In    Miami   ,    Florida   , this   31st   day of    December   , in the year of 2019
On behalf of
STATES TITLE INSURANCE COMPANY

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	President
In    Miami   ,    Florida   , this   31st   day of    December   , in the year of 2019
On behalf of
STATES TITLE INSURANCE COMPANY OF CALIFORNIA

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	President
In    Miami   ,    Florida   , this   31st   day of    December   , in the year of 2019

On behalf of
NORTH AMERICAN TITLE INSURANCE COMPANY

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	President
In    Zurich   ,    Switzerland   , this   30th   day of    December   , in the year of 2019
On behalf of
SCOR SE – ZURICH BRANCH
(f/k/a SCOR Global P&C SE - Zurich Branch)

By:	Doris Egli	Tobias Povel
Signature:	/s/ Doris Egli	/s/ Tobias Povel
Title:	D. Egli	T. Povel
	Underwriting Manager	Chief Underwriting Manager

EXHIBIT A:
LIST OF APPROVED POLICY FORMS